Rule 497(e)
Registration Nos. 333-171933 and 811-22523

Destra Investment Trust II

Destra Flaherty & Crumrine Preferred and Income Fund
(the “Fund”)

Supplement to the Prospectus and Statement of Additional Information dated
January 30, 2015,
as supplemented on February 17, 2015, February 20, 2015, June 18, 2015, June 30, 2015 and
September 9, 2015

Dated November 16, 2015

Due to his upcoming retirement from Flaherty & Crumrine Incorporated, the Fund’s Sub-Adviser has announced that Donald Crumine will no longer serve as a portfolio manager for the Fund as of December 31, 2015.  Mr. Crumrine has served as a portfolio manager since the Fund’s inception in 2011.

R. Eric Chadwick and Bradford S. Stone will continue to serve as portfolio managers for the Fund.

Please Keep this Supplement with Your Fund’s Prospectus and Statement of
Additional Information for Future Reference